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                                                                 Exhibit 10.9b

                                SECOND AMENDMENT
                              TO THE APRIL 1, 2002
                        AMENDMENT AND RESTATEMENT OF THE
                      PSS WORLD MEDICAL, INC. SAVINGS PLAN

     This Second Amendment to the April 1, 2002 Amendment and Restatement of the PSS World Medical, Inc. Savings Plan is made effective as of November 18, 2002.

                                   WITNESSETH:
                                   -----------

     WHEREAS, the Company has previously adopted the April 1, 2002 Amendment and Restatement of the PSS World Medical, Inc. Savings Plan (the "Plan") which has been amended from time to time; and

     WHEREAS, the Company is authorized and empowered to further amend the Plan; and

     WHEREAS, the Company sold all of the stock of Diagnostic Imaging, Inc., effective as of November 18, 2002 and as of such date Diagnostic Imaging, Inc. can no longer be an Employer under the Plan.

     NOW THEREFORE, the Plan is hereby amended as follows:

     Section 1.29 of Article I has been deleted in its entirety and the following is substituted in lieu thereof:

     1.29 "Employer" shall mean the Company, Gulf South Medical Supply, Inc., PSS Service, Inc., WorldMed, Inc. and Physicians Sales & Service Ltd. Partnership, Physicians Sales & Services, Inc., and either other subsidiary, related corporation or other entity that adopts this Plan with the Plan of the Company.

     All other provisions of the Plan shall be interpreted to be consistent with this Second Amendment.

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     IN WITNESS WHEREOF, this Second Amendment has been executed this 24 day of
April, 2003, and is effective as of November 18, 2002.

                                            PSS WORLD MEDICAL, INC.
     (Corporate Seal)


                                            By:     /s/  David D. Klarner
                                               ---------------------------------
                                                     Its: Vice President